Long Term Debt	3 Months Ended
Mar. 31, 2013
Long Term Debt

8. LONG-TERM DEBT

Senior Credit Facility

On March 27, 2013, we entered into a new senior secured revolving credit facility agreement with KeyBank National Association, as administrative agent (the “Administrative Agent”), Royal Bank of Canada, as syndication agent, SunTrust Bank, as documentation agent, and the lenders from time to time party thereto (the “Senior Credit Facility”). Borrowings under the Senior Credit Facility are to be used to provide working capital for exploration and production operations and for general corporate purposes, and are limited by a borrowing base that is calculated based upon a valuation of our oil and gas properties. The borrowing base is $325.0 million; however, the maximum commitments of the lenders under the Senior Credit Facility are limited to $300.0 million as of March 31, 2013. In connection with our April 2012 offering of 8.875% senior notes due 2020, we gave notice to the administrative agent under our Senior Credit Facility of our election to reduce the maximum commitments of the lenders under our Senior Credit Facility from $300.0 million to $215.0 million (for additional information, see Note 19, Subsequent Events, to our Consolidated Financial Statements).

Within the Senior Credit Facility, a letter of credit subfacility exists for issuance of up to $25.0 million of letters of credit. Amounts borrowed under the Senior Credit Facility may be repaid and reborrowed at any time prior to the maturity date of March 27, 2018. As of March 31, 2013 and December 31, 2012, we had $0 drawn on the Senior Credit Facility. The revolving credit facility may be increased up to $500 million upon re-determinations of the borrowing base, consent of the lenders and other conditions described in the agreement. The borrowing base is re-determined by the bank group semi-annually. In certain circumstances, we may be required to prepay any loans that are outstanding.

At our election, borrowings under the Senior Credit Facility bear interest at a rate per annum equal to the “Adjusted LIBO Rate” or the “Alternate Base Rate” (each as defined below), plus, in each case, an applicable per annum margin. The “Adjusted LIBO Rate” is equal to the product of: (i) the London Interbank Offered Rate for deposits with a maturity comparable to the borrowings (the “LIBO Rate”) multiplied by (ii) the statutory reserve rate. The Alternative Base Rate is equal to the greater of: (i) KeyBank’s announced prime rate; (ii) the federal funds effective rate from time to time plus 0.5%; and (iii) Adjusted LIBO Rate for a one month interest period plus 1.0%. The applicable per annum margin, in the case of loans bearing interest at the Adjusted LIBO Rate, ranges from 175 to 275 basis points, and the applicable per annum margin, in the case of loans bearing interest at the Alternate Base Rate, ranges from 50 to 150 basis points, in each case, determined based upon our borrowing utilization at such date of determination. Upon the occurrence and continuance of an event of default all outstanding loans shall bear interest at a rate equal to 200 basis points per annum plus the then-effective rate of interest. Interest is payable on the last day of the relevant interest period (or at least every three months), in the case of loans bearing interest at the Adjusted LIBO Rate, and quarterly, in the case of loans bearing interest at the Alternate Base Rate.

Under the Senior Credit Facility, we may enter into commodity swap agreements with counterparties approved by the lenders, provided that the notional volumes for such agreements, when aggregated with other commodity swap agreements then in effect (other than basis differential swaps on volumes already hedged pursuant to other swap agreements), do not exceed, as of the date the swap agreement is executed, 85% of the reasonably anticipated projected production from our proved developed producing reserves for the 36 months following the date such agreement is entered into, and 75% thereafter, for each of crude oil, NGLs and natural gas, calculated separately. For further information on our derivative instruments, see Note 9, Fair Value of Financial and Derivative Instruments, to our Consolidated Financial Statements.

The Senior Credit Facility contains covenants that restrict our ability to, among other things, materially change our business; approve and distribute dividends; enter into transactions with affiliates; create or acquire additional subsidiaries; incur indebtedness; sell assets; make loans to others; make investments; enter into mergers; incur liens; and enter into agreements regarding swap and other derivative transactions. Borrowings under the Senior Credit Facility have been used to finance our working capital needs and for general corporate purposes in the ordinary course of business, including the exploration, acquisition and development of oil and gas properties. Obligations under the Senior Credit Facility are secured by mortgages on the oil and gas properties of our subsidiaries. We are required to maintain liens covering our oil and gas properties representing at least 80% of our total value of all oil and gas properties.

The Senior Credit Facility also requires that we meet, on a quarterly basis, minimum financial requirements of consolidated current ratio, EBITDAX to interest expense and total debt to EBITDAX. EBITDAX is a non-GAAP financial measure used by our management team and by other users of our financial statements, such as our commercial bank lenders, which adds to or subtracts from net income the following expenses or income for a given period to the extent deducted from or added to net income in such period: interest, income taxes, depreciation, depletion, amortization, unrealized gains and losses from derivatives, exploration expense and other similar non-cash activity. The Senior Credit Facility requires that as of the last day of any fiscal quarter, our ratio of consolidated current assets, which includes the unused portion of our borrowing base, as of such day to consolidated current liabilities as of such day is to not be less than 1.0 to 1.0. On that basis, our current ratio as of March 31, 2013 was 4.2 to 1.0. Additionally, the Senior Credit Facility requires that as of the last day of any fiscal quarter, our ratio of EBITDAX for the period of four fiscal quarters ending on such day to interest expense for such period, known as our interest coverage ratio, is not to be less than 3.0 to 1.0. Our interest coverage ratio as of March 31, 2013 was 7.0 to 1.0. Additionally, as of the last day of any fiscal quarter, our ratio of total debt to EBITDAX for the period of four fiscal quarters ending on such day is not to exceed 4.25 to 1.0. Our ratio of total debt to EBITDAX as of March 31, 2013 was 2.7 to 1.0.

Second Lien Credit Agreement

On December 22, 2011, we entered into a second lien credit agreement (as amended from time to time, the “Second Lien Credit Agreement”) with KeyBank, as administrative agent, Wells Fargo Bank, N.A., as syndication agent, UnionBanCal Equities, Inc. and SunTrust Bank, as co-documentation agents, and the lenders from time to time party thereto. The Second Lien Credit Agreement provided for a $100.0 million senior secured second lien term loan facility under which $50.0 million was initially available to us and up to an additional $50.0 million of incremental borrowings may be available upon the request of the Company. During December 2012, we repaid in full, and terminated, the Second Lien Credit Agreement.

8.875% Senior Notes Due 2020

On December 12, 2012, we issued a $250.0 million aggregate principal amount of 8.875% senior notes in a private offering at an issue price of 99.3% due to mature on December 1, 2020 (the “Senior Notes”). The net proceeds of the Senior Notes, after discounts and expenses, were approximately $242.2 million. Debt issuance costs of $6.1 million were recorded as Deferred Financing Costs and Other Assets—Net on our Consolidated Balance Sheet and are being amortized over the term of the Senior Notes as Interest Expense on our Consolidated Statements of Operations. Interest is payable semi-annually at a rate of 8.875% per annum on June 1 and December 1 of each year, commencing on June 1, 2013.

We may redeem, at specified redemption prices, some or all of the Senior Notes at any time on or after December 1, 2016. We may also redeem up to 35% of the Senior Notes using the proceeds of certain equity offerings completed before December 1, 2015. If we sell certain of our assets or experience specific kinds of changes in control, we may be required to offer to purchase the Senior Notes from the holders. The Senior Notes will be fully and unconditionally guaranteed on a senior unsecured basis by certain of our existing and future domestic subsidiaries. On April 26, 2013, we issued an additional $100.0 million in aggregate principal amount of 8.875% senior notes due 2020 in a private offering as additional notes to the $250.0 million aggregate principal amount of the Senior Notes issued on December 12, 2012 (for additional information, see Note 19, Subsequent Events, to our Consolidated Financial Statements).

In addition to our Senior Credit Facility and our Senior Notes, we may, from time to time in the normal course of business finance assets such as vehicles, office equipment and leasehold improvements through debt financing at favorable terms. Long-term debt and other obligations consisted of the following at March 31, 2013 and December 31, 2012:

($ in Thousands)	March 31, 2013 (Unaudited)	December 31, 2012
8.875% Senior Notes Due 2020	$250,000	$250,000
Discount on Senior Notes	(1,704)	(1,742)
Senior Line of Credit(a)	0	0
Capital Leases and Other Obligations(a)	3,012	2,677

Total Debts	251,308	250,935
Less Current Portion of Long-Term Debt(b)	(1,845)	(1,686)

Total Long-Term Debt	$249,463	$249,249

(a)

The Senior Credit Facility requires us to make monthly payments of interest on the outstanding balance of loans made under the agreement. Loans made under the Senior Credit Facility mature on March 27, 2018, and in certain circumstances, we may be required to prepay the loans. The average interest rate on our capital leases and other obligations for the three months ended March 31, 2013 was approximately 3.2%.

(b)	Included in Accounts Payable on our Consolidated Balance Sheets.